UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 9, 2015

QAD Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22823	77-0105228
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

100 Innovation Place, Santa Barbara, CA	93108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 9, 2015, QAD Inc. (the "Company") held its 2015 Annual Meeting of Stockholders (the "Annual Meeting"). For more information about the proposals, see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 27, 2015 (the "Proxy Statement"), the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, the presence, in person or by proxy, of stockholders holding at least a majority of the voting power of the Company's outstanding Class A common stock (the "Class A Stock") and at least a majority of the voting power of the Company's outstanding Class B common stock (the "Class B Stock"), constituted a quorum for the transaction of business. As of the record date of April 13, 2015 (the "Record Date"), the issued and outstanding voting securities of the Company were as follows:

1.	15,374,361 shares of the Class A Stock, equivalent to 768,718 votes outstanding of Class A Stock; and

2.	3,199,162 shares of the Class B Stock, equivalent to 3,199,162 votes outstanding of Class B Stock.

3.	Total shares outstanding equaled 18,573,523 equivalent to a total of 3,967,880 votes entitled to be cast.

Present at the meeting, in person or by proxy on a combined basis of Class A and Class B common stock, were 13,907,732 shares, equivalent to 2,965,291 shares voted, representing 74.87% of the shares entitled to vote as of the Record Date, constituting a quorum for the purposes of the Annual Meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1. Election of Directors. The Company's stockholders elected, by a plurality of the shares present in person or represented by proxy at the Annual Meeting, each of the six director nominees to the board of directors, to serve until our 2016 annual meeting of stockholders or until his respective successor has been elected, as follows:

CLASS A COMMON STOCK

	FOR	PERCENTAGE	WITHHELD	PERCENTAGE
Karl F. Lopker	485,257	84.26%	90,633	15.73%
Pamela M. Lopker	480,462	83.42%	95,428	16.57%
Scott J. Adelson	568,630	98.73%	7,261	1.26%
Lee D. Roberts	560,336	97.29%	15,555	2.70%
Peter R. van Cuylenburg	542,892	94.26%	32,999	5.73%
Leslie J. Stretch	563,864	97.91%	12,027	2.08%

CLASS B COMMON STOCK

	FOR	PERCENTAGE	WITHHELD	PERCENTAGE
Karl F. Lopker	2,231,371	93.38%	158,029	6.61%
Pamela M. Lopker	2,231,371	93.38%	158,029	6.61%
Scott J. Adelson	2,379,916	99.60%	9,484	0.39%
Lee D. Roberts	2,380,239	99.61%	9,161	0.38%
Peter R. van Cuylenburg	2,379,122	99.56%	10,278	0.43%
Leslie J. Stretch	2,379,982	99.60%	9,418	0.39%

CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER

	FOR	PERCENTAGE	WITHHELD	PERCENTAGE
Karl F. Lopker	2,716,628	91.61%	248,662	8.38%
Pamela M. Lopker	2,711,833	91.45%	253,457	8.54%
Scott J. Adelson	2,948,546	99.43%	16,745	0.56%
Lee D. Roberts	2,940,575	99.16%	24,716	0.83%
Peter R. van Cuylenburg	2,922,014	98.54%	43,277	1.45%
Leslie J. Stretch	2,943,846	99.27%	21,445	0.72%

2.            The advisory vote on the compensation of the Company's named executive officers was approved by at least a majority vote of stockholders as follows:

CLASS A COMMON STOCK

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Total Voted	570,443	5,203	245	-
% of Voted	99.05%	0.90%	0.04%

CLASS B COMMON STOCK

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Total Voted	2,378,603	9,996	801	-
% of Voted	99.54%	0.41%	0.03%

CLASS A AND CLASS B VOTING TOGETHER

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Total Voted	2,949,046	15,199	1,046	-
% of Voted	99.45%	0.51%	0.03%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Dated: June 12, 2015	By:	/s/ Daniel Lender
Daniel Lender Chief Financial Officer, Secretary